UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    March 28, 2005

                                SCAN-OPTICS, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                    000-05265             06-0851857
----------------------------        ------------          ---------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)             File Number)        Identification No.)


          169 Progress Drive, Manchester, CT                  06040
        --------------------------------------              --------
       (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code: (860) 645-7878
                                                           --------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

         Scan-Optics, Inc. entered into a consulting agreement with Kevin S. Flannery, a director of the company, on March 28, 2005. The agreement is dated as of November 1, 2004. The agreement provides that Mr. Flannery will provide consulting services to the company as requested by the chief executive officer or the board of directors, devoting such time as is required in order to perform such services, but in no event for less than six hours per month. The agreement provides that Mr. Flannery will receive a consulting fee of $1,666 per month and that the company shall pay his reasonable and necessary expenses incurred in providing services to the company. In addition, the company agrees to indemnify Mr. Flannery for any damages he may experience as a result of the agreement or providing services to the company, provided that any such damages were not the result of his gross negligence, willful misconduct or breach of the agreement. The agreement continues until terminated, and is terminable by either party upon thirty days prior notice.

         The foregoing description is qualified in its entirety with reference to the copy of the employment agreement attached as Exhibit 10.1.

Item 9.01      Financial Statements and Exhibits

         (c)   Exhibits

               10.1  Consulting Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           SCAN-OPTICS, INC.




                                           By: /s/ Peter H. Stelling
                                               -------------------------------
                                           Name:  Peter H. Stelling
                                           Title: Chief Financial Officer,
                                                  Vice President and Treasurer

Date:  March 29, 2005





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